COMMUNITY NATIONAL BANCORPORATION
                              (the "Company")
                        561 East Washington Avenue
                          Ashburn, Georgia 31714


                              April 11, 2000


            NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
            -------------------------------------------------

                DATE:          Wednesday, May 10, 2000

                TIME:          10:30 a.m.

                PLACE:         The Thrasher House
                               720 Hudson Avenue
                               Ashburn, Georgia 31714

Dear Shareholders:

     At our 2000 Annual Shareholders Meeting (the "Annual
Meeting"), we will ask you to:

          (1) Elect directors, in the number and for the terms described in the Proxy Statement; and

          (2) Transact any other business, including shareholder proposals, that may properly come before the Annual Meeting.

     If you were a shareholder of record at the close of business on March 28, 2000, you may vote at the Annual Meeting. A copy of the Company's Annual Report is enclosed with this Notice.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.


                              By Order of the Board of Directors,



                                          /S/ T. Brinson Brock, Sr.
                                         -------------------------------------
                                         T. Brinson Brock, Sr.
                                         President and Chief Executive Officer


                      COMMUNITY NATIONAL BANCORPORATION
                          561 East Washington Avenue
                            Ashburn, Georgia 31714

                            PROXY STATEMENT FOR THE
                     2000 ANNUAL MEETING OF SHAREHOLDERS
               To Be Held May 10, 2000 Beginning at 10:30 a.m.

               INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?
-----------------------------------------
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Community National Bancorporation, a Georgia corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting of the Company's shareholders on May 10, 2000, beginning at 10:30 a.m. (the "Annual Meeting"). The Annual Meeting will be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714. This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 11, 2000, to all shareholders entitled to vote. Only shareholders who owned the Company's no par value common stock (the "Common Stock") at the close of business on March 28, 2000 (the "Record Date") are entitled to vote. On the Record Date there were 1,700,822 shares of the Common Stock issued and outstanding held by 1,309 shareholders of record. The Common Stock is the Company's only class of voting stock.

How many votes do I have?
-------------------------
Each share of Common Stock that you own entitles you to one vote.
The enclosed proxy card indicates the number of shares of Common
Stock that you own.

How do I vote by proxy?
-----------------------
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board "FOR" the election of all five nominees for director.

If any other matter is presented at the Annual Meeting, your proxy will vote your shares in accordance with his best judgment.
At the time this proxy statement went to press, we knew of no other matters to be raised at the Annual Meeting.

May I revoke my proxy?
----------------------
If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:
     *  You may send in another proxy with a later date.
     * You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.
     *  You may vote in person at the Annual Meeting.

How do I vote in person?
------------------------
If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date.

What vote is required to approve each proposal?
-----------------------------------------------
Proposal 1:     Elect five directors.
----------
     The five nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority" to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

     A "broker non-vote" will also not count as a "for" or "against" vote.

Is voting confidential?
-----------------------
We keep all the proxies, ballots and voting tabulations private as a matter of practice. We let only our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to comply with legal requirements. We will, however, forward to management any written comments that you make, on the proxy card or elsewhere.

What are the costs of soliciting these proxies?
-----------------------------------------------
The Company will pay all the costs of soliciting these proxies, estimated at $2,000. In addition to mailing proxy-soliciting material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses. We have also retained Registrar & Transfer Company to assist us in the distribution and solicitation of proxies. We have agreed to pay them a fee of approximately $2,650, including out-of-pocket expenses.

How do I obtain an Annual Report on Form 10-KSB?
------------------------------------------------
If you would like a copy of our Annual Report for the year ended
December 31, 1999, which we filed with the Securities and Exchange Commission ("SEC") on Form 10-KSB, we will send you one without charge. Please write to:

T. Brinson Brock, Sr.
President and Chief Executive Officer
Community National Bancorporation
561 East Washington Avenue
Ashburn, Georgia 31714

                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

The following table shows all persons whom we know to be "beneficial owners" of more than five percent of the Common Stock as of March 28, 2000. We base this information on reports that each person listed below has filed with the SEC.* If you wish, you may obtain these reports from the SEC:

Name and Address of
Beneficial Owner             Number of Shares     Percent of Class(1)

T. Brinson Brock, Sr.            90,182(2)             5.19%
1252 Brock Road
Arabi, Georgia 31712

Willis R. Collins                92,165(3)             5.34%
9655 Georgia Highway 112 East
Rebecca, Georgia 31783

Gene Stallings Crawford         111,452(4)             6.44%
56 South Academy Street
Rebecca, Georgia 31783

* Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1)     The percentages are based on 1,700,822 shares of Common
Stock outstanding, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of March 28, 2000, by exercise of options and/or warrants.

(2) Includes 1045 shares held as custodian for Brent Brock, 1000 shares held as custodian for Kristen Brock, 910 shares held as custodian for Hunter Chess Brock, and 1,024 shares owned by Mr. Brock's wife, as to all of which Mr. Brock disclaims beneficial ownership. Does not include 3,000 shares owned by Mr. Brock's father, and 3,150 shares owned by his mother. Also includes the right to acquire 21,000 shares pursuant to currently exercisable warrants and the right to acquire 15,840 shares pursuant to currently exercisable options.

(3) Includes 40,411 shares owned by Mr. Collins's wife, as to which he disclaims beneficial ownership. Also includes the right to acquire 25,752 shares pursuant to currently exercisable warrants.

(4) Includes 18,750 shares owned by Mr. Crawford's wife as to which he disclaims beneficial ownership, 8,115 shares held as custodian for his son Gene Scott Crawford and 8,115 shares held as custodian for his son Phillip Andrew Crawford. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

     SHARE OWNERSHIP OF THE COMPANY'S OFFICERS, DIRECTORS AND NOMINEES

     The following chart shows the number of shares of Common
Stock that each executive officer, director and nominee for director of the Company beneficially owns, and the total Common
Stock that such persons own as a group:

SECURITY OWNERSHIP OF MANAGEMENT*

Name and Address of
Beneficial Owner           Number of Shares     Percent of Class(1)

T. Brinson Brock, Sr.          90,182(2)            5.19%
1252 Brock Road
Arabi, Georgia 31712

Willis R. Collins              92,165(3)            5.33%
9655 GA Hwy.112 East
Rebecca, Georgia 31783

Gene Stallings Crawford       111,452(4)            6.44%
56 South Academy Street
Rebecca, Georgia 31783

Donald M. Crews                16,510               0.97%
2001 Osborn Road
St. Marys, Georgia 31558

Benny Warren Denham            38,000(5)            2.21%
424 East Inaha Road
Sycamore, Georgia 31790

Lloyd Greer Ewing              36,211(6)            2.11%
545 East Monroe
Ashburn, Georgia 31714

Bobby Y. Franklin              12,500               0.73%
Route 3, Box 6560
Hilliard, Florida 32046

Ava Lovett                         81(7)               --
401 East Highway 32
Sycamore, Georgia 31790

Grady Elmer Moore              81,050(8)           4.66%
5580 Highway 33 North
Arabi, Georgia  31712

Sara Ruth Raines               70,359(9)           4.06%
130 Lamont Street
Ashburn, Georgia  31714

Joe S. Sheppard                11,000              0.65%
555 Charlie Smith, Sr. Highway
St. Marys, Georgia 31558

Benjamin E. Walker             79,861(10)          4.61%
P.O. Box 185
Ashburn, Georgia 31714

Jimmie Ann Ward                45,000(11)          2.60%
1330 Warwick Highway
Ashburn, Georgia  31714

Freddie J. Weston, Jr.         15,000              0.88%
828 West Madison Avenue
Ashburn, Georgia  31714

All directors and named
   executive officers
   as a group(12)             699,371 shares      35.68%
(14 persons)

-------------------------

* Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentages are based on 1,700,822 shares of Common Stock outstanding, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of March 28, 2000, by exercise of options and/or warrants. The percentage total differs from the sums of the individual percentages due to the differing denominators with respect to each calculation.

(2) Includes 1045 shares held as custodian for Brent Brock, 1000 shares held as custodian for Kristen Brock, 910 shares held as custodian for Hunter Chess Brock, and 1,024 shares owned by Mr. Brock's wife, as to all of which Mr. Brock disclaims beneficial ownership. Does not include 3,000 shares owned by Mr. Brock's father, and 3,150 shares owned by his mother. Also includes the right to acquire 21,000 shares pursuant to currently exercisable warrants and the right to acquire 15,840 shares pursuant to currently exercisable options.

(3) Includes 40,411 shares owned by Mr. Collins's wife as to which he disclaims beneficial ownership. Also includes the right to acquire 25,752 shares pursuant to currently exercisable warrants.

(4) Includes 18,750 shares owned by Mr. Crawford's wife as to which he disclaims beneficial ownership, 8,115 shares held as custodian for his son Gene Scott Crawford and 8,115 shares held as custodian for his son Phillip Andrew Crawford. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(5) Includes 4,788 shares owned by Mr. Denham's wife as to which he disclaims beneficial ownership. Also includes the right to acquire 18,000 shares pursuant to currently exercisable warrants.

(6) Includes 3,000 shares owned by his daughter, Mary Margaret Ewing and 3,000 shares owned by his son, Lloyd Scott Ewing, as to all of which Mr. Ewing disclaims beneficial ownership. Also includes the right to acquire 15,000 shares pursuant to currently exercisable warrants.

(7) Includes 81 shares owned by Mrs. Lovett's daughter, as to which Mrs. Lovett disclaims beneficial ownership

(8) Includes 5,000 shares owned by Mr. Moore's wife as to which he disclaims beneficial ownership. Also includes the right to acquire 36,750 shares pursuant to currently exercisable warrants.

(9) Includes 1,500 shares owned by Ruth's of Ashburn, Inc., 900 shares owned by Georgia Produce EXC, Inc. and 24,119 shares owned by Mrs. Raines's husband, as to all of which Ms. Raines disclaims beneficial ownership. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(10) Includes 12,300 shares owned by Mr. Walker's wife as to which he disclaims beneficial ownership. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(11) Includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(12) Warrants to purchase Common Stock of the Company at the original offering price were issued to each director of the Company on the basis of one warrant for each share of Common Stock that they purchased in the initial offering. The stock purchase warrants entitle the holder of the warrants to purchase Common Stock at $3.33 per share at any time during the term of the particular warrant. One-third of each director's warrants became vested on August 6, 1990 (the date Community National Bank opened for business), an additional one-third became vested on August 6, 1991, and the final one-third became vested on August 6, 1992. One-third of the warrants expires on the tenth anniversary of these dates, i.e. on August 6, 2000, August 6, 2001 and August 6, 2002, respectively. The warrants exercisable on or after August 6, 1992, are reflected in the beneficial ownership table.

COMPLIANCE WITH SECTION 16(a) REPORTING REQUIREMENTS

     Section 16(a) of the Exchange Act and related regulations require the Company's executive officers and directors and certain persons who own more than 10% of the Common Stock to file reports of their holdings and transactions in the Common Stock with the SEC. Based on the Company's records and other information, the Company believes that all filing requirements applicable to such persons were complied with in 1999.

                     INFORMATION ABOUT DIRECTORS
                        AND EXECUTIVE OFFICERS

The Board of Directors

     The Company's Board of Directors oversees the business and affairs of the Company and the subsidiary banks and monitors the performance of their management. In accordance with corporate governance principles, the Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with key executives and the Company's principal external advisers, including legal counsel and outside auditors, by reading reports and other materials that the Company's management sends to them and by participating in Board and committee meetings.

     The Board of Directors of the Company held seven meetings during the year ended December 31, 1999. Each director attended at least 75% of the aggregate of such meetings and the meetings of each Board committee on which he or she served.

     The Board of Directors has a standing Audit and Compliance Committee composed of T. Brinson Brock, Sr., Gene S. Crawford, Lloyd G. Ewing, Grady E. Moore, S. Ruth Raines and Jimmie Ann Ward. The Audit and Compliance Committee met independently four times during the year ended December 31, 1999 in addition to meeting in conjunction with regular Board meetings. The Committee has the responsibility of reviewing the financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves audit plans and reviews with the independent auditors the results of the audit and management's response thereto. This Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule and results of audits and loan reviews performed by the internal audit staff. The Audit and Compliance Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts.

     The Company has a standing Compensation Committee composed of T. Brinson Brock, Sr., Willis R. Collins, Benny W. Denham, S. Ruth Raines, Benjamin E. Walker and Freddie J. Weston. The Committee met twice during the year ended December 31, 1999. The Compensation Committee makes recommendations to the full Board about executive compensation and executive officer and director bonuses.

     The Company's Board of Directors does not have a standing
Nominating Committee.

Executive Officers of the Company

     The Board of Directors elects executive officers for one-year terms in May of each year. These are the biographies of the current executive officers of the Company:

T. Brinson Brock, Sr. - Age 43.
---------------------
     Mr. Brock has served as the President and Chief Executive Officer of the Company since June 8, 1999; as Executive Vice President and Acting Chief Executive Officer between March 24, 1998 and June 7, 1999, and as Secretary of the Company during November 1989 and May 1998, a director of the Company since August 1989, President and Chief Executive Officer of Community National Bank ("CNB") since March 24, 1998, and a director and Secretary of CNB since August 1990. Mr. Brock raises beef cattle out of which he places many FFA and 4H show calves for club members across the state. He also raises quarter and registered miniature horses, which his children show and sell. He serves as Vice President of the Turner County Cattlemen's Association. He is an active member of Georgia Banker's Association Agricultural Committee and is an instructor in various AIB and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is a deacon of Ashburn First Baptist Church.

Ava Lovett - Age 55.
----------
     Ms. Lovett has served as the Secretary of the Company since May 1998 and as the Senior Vice President and Chief Financial Officer of CNB since March 24, 1998, and Vice President and Cashier of CNB since May 1990. Previously, Ms. Lovett served in various management functions at several other Georgia banks. Ms. Lovett also served for four years as a financial examiner with the Georgia Department of Banking and Finance, Atlanta, Georgia (District Office, Douglas, Georgia).

Compensation of Executive Officers and Directors

1.     Executive Officers.

     The following table sets forth the compensation paid to the executive officers of the Company for each of the Company's last three completed fiscal years:

                          SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal          Year     Salary     Bonus   Compensation
Position (a)                 (b)      (c)        (d)         (e)

T. Brinson Brock, Sr.,        1999   $115,000   $35,000  $44,349(1)
President and Chief Executive 1998   $113,233   $27,500  $44,981(2)
Officer of the Company        1997   $ 89,000   $27,000  $38,967(3)

Ava Lovett, Secretary of the  1999   $ 85,000   $30,000  $21,408(4)
Company and Senior Vice       1998   $ 80,222   $25,000  $21,063(5)
President and Chief           1997     n/a
Financial Officer of CNB

Long Term Compensation
                                           Securi-
                                  Re-     ties and            All
                               stricted  Underlying  LTIP    Other
                                Stock     Options    Pay-    Compen-
Name and Principal              Awards     /SARs     outs    sation
 Position (a)                     (f)       (g)       (h)     (i)

T. Brinson Brock, Sr.,            $0         0        $0      $0
President and Chief Executive     $0         0        $0      $0
Officer of the Company            $0         0        $0      $0

Ava Lovett, Secretary of the      $0       5,000      $0      $0
Company and Senior Vice President
and Chief Financial Officer of CNB
--------------------------------
(1)  Includes $18,907 in profit sharing contributions.
(2)  Includes $21,035 in profit sharing contributions.
(3)  Includes $17,255 in profit sharing contributions.
(4)  Includes $14,031 in profit sharing contributions.
(5)  Includes $15,783 in profit sharing contributions.

     The Company does not have any Long Term Incentive Plans in effect.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

     In 1999, the Company granted the following stock options to a named executive officer:

            Number of      Percent of
            Securities     Total Options/
            Underlying     SARs Granted
            Options/SARs   to Employees       Exercise or  Expiration
Name        Granted        in Fiscal Year     Base Price   Date
 (a)            (b)            (c)              (d)          (e)
Ava Lovett     5,000           50%           $12.00(1)   October 1, 2009(1)

(1) One-third of the options vests on October 1, 2000, October 1,
2001, and October 1, 2002, respectively, and expires on October
1, 2007, October 1, 2008 and October 1, 2009, respectively. On the date of the grant, the market price of the underlying security was $15.00 per share.

                  AGGREGATED OPTION/SAR EXERCISES IN LAST
                  FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                  Number of
                                  Securities     Value of
                                  Underlying     Unexercised
                                  Unexercised    in-the-Money
                     Shares       Options/SARs   Options/SARs
                     Acquired     at FY-End      at FY-End
                     on           Value          Exercisable     Exercisable
Name                 Exercise     Realized       /Unexercisable  /Unexercisable
 (a)                     (b)         (c)            (d)             (e)(1)

T. Brinson Brock, Sr.     5,280     $61,617.60     15,840/0      $184,852.80/0
Ava Lovett                    0           0         0/5,000      $0/$15,000


(1) Dollar values have been calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 1999 (i.e., $15.00 per share) and the exercise price of the various options.

     Each director of CNB received $500 for each meeting of the Board of Directors that he or she attended. In addition, each director who was a member of CNB's Loan Committee received $100 per month and $100 for each Loan Committee meeting that he or she attended. In December 1999, each director of CNB received a $2,500 holiday bonus.

     In addition, three of the directors, Messrs. Crews, Franklin and Sheppard, were granted 15,000, 16,000 and 11,000 warrants, respectively, to purchase shares of Common Stock. This grant was made, effective October 1, 1999, to these directors in connection with the organization of Cumberland National Bank ("Cumberland") and as part of a total grant of 100,000 warrants to the ten organizers of Cumberland. One third of these warrants will vest on each of October 1, 2000, October 1, 2001 and October 1, 2002, respectively, if the grantee satisfies minimum attendance at meetings of the Cumberland Board of Directors. All unexercised warrants expire on October 1, 2006.

Certain Relationships and Related Transactions

     During 1999, CNB loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

DISCUSSION OF ELECTION OF DIRECTORS

A.     General Information

     Currently, the Board of Directors is composed of thirteen members. Directors of the Company are elected at the annual meeting of the Company's shareholders. The Board of Directors is divided into three classes, Class I, Class II and Class III, whose terms are staggered so that approximately one-third of the Board is elected at each annual meeting of the shareholders. Under the Company's Amended and Restated Articles of Incorporation and Bylaws, vacancies occurring on the Board of Directors between annual meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled.

     Directors are elected by affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present by proxy or in person at the Annual Meeting. In tallying the election results, abstentions and "broker non-votes" will be disregarded.

     Each Proxy that a shareholder executes and returns will be voted according to its terms. If a Proxy does not otherwise specify, it will be voted for the election of the nominees named below. The Company's management has received the consent of the nominees named in this Proxy Statement and their agreement to serve as directors if elected.

B.     Information Concerning Nominees for Directors

     The biography of each nominated director of the Company follows. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years.

Name          Age     Position with Company and Principal Occupation

Class I (Term would expire in 2003)

T. Brinson
Brock, Sr.     43     Mr. Brock has served as the President and
Chief Executive Officer of the Company since June 8, 1999; as Executive Vice President and Acting Chief Executive Officer during March 24, 1998 and June 7, 1999, and as Secretary of the Company during November 1989 and May 1998, a director of the Company since August 1989, President and Chief Executive Officer of the CNB since March 24, 1998, and a director and Secretary of CNB since August 1990. Mr. Brock raises beef cattle out of which he places many FFA and 4H show calves for club members across the state. He also raises quarter and registered miniature horses, which his children show and sell. He serves as Vice President of the Turner County Cattlemen's Association. He is an active member of Georgia Banker's Association Agricultural Committee and is an instructor in various AIB and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is a deacon of Ashburn First Baptist Church.

Willis R.
Collins     54     Mr. Collins has served as a director of the
Company since August 1989, and of CNB since August 1990. Mr. Collins served as a Commissioner of Turner County, Georgia from 1986 to 1993. He organized Cotton Warehouse, Inc. in 1988 and is a partner and manager of Arabi Gin Company.

Gene Stallings
Crawford    71     Mr. Crawford has served as a director of the
Company since August 1989, and of CNB since August 1990. For over forty years Mr. Crawford has been active in developing Crawford Cattle Company, a beef and feeder cattle production business.

Donald M.
Crews       53     Mr. Crews has served as a director of the
Company since May 1999 and of Cumberland since October 1999. Mr. Crews has been the owner and operator of Furniture Factory Outlet, St. Marys, Georgia, since 1985. Mr. Crews also owns and manages real estate. Mr. Crews is a past director of the Camden/Kingsbay Chamber of Commerce and the Camden/Kingsbay Navy League and has served for four years on the Better Business Committee for Camden County.

Benny Warren
Denham      69     Mr. Denham has served as a director of the
Company since August 1989, and of CNB since August 1990. Mr. Denham is a co-owner of Denham Farms and has operated this farming business since 1951. Mr. Denham has been a director of Oglethorpe Power Company since 1988 and serves as its Vice-Chairman. Mr. Denham serves on the Georgia Electric Membership Corporation Executive Committee and is a past President. He is also director of Irwin Electric Membership Corporation and served as Chairman for several years. Mr. Denham served as a Commissioner of Turner County, Georgia from 1980 to 1990.

     The Board recommends that you vote "FOR" the election of all five nominees for director.

                       INDEPENDENT PUBLIC ACCOUNTANTS

     Francis & Company, CPAs served as the Company's independent accounting firm for the year ended December 31, 1999, and has been selected to serve as the independent accounting firm for the current fiscal year. Representatives of Francis & Company, CPAs are not expected to be present at the Annual Meeting.

            OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Company's management knows of no matters other than those above that are to be brought before the 2000 Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the person named in the enclosed form of Proxy to vote the Proxy in accordance with his judgment of what is in the best interest of the Company.

                  INFORMATION ABOUT SHAREHOLDER PROPOSALS

     If you wish to submit proposals to be included in the Company's 2001 Proxy Statement, the Company must receive them on or before Wednesday, December 1, 2000. Please address your proposals to Mr. Brock at the Company.

     Under the Company's Bylaws, if you wish to nominate directors or bring other business before the shareholders:

     * You must notify the Company's Secretary in writing not less than 60 or more than 90 days before the Annual Meeting.

     * If the Company gives you fewer than 40 days' notice or prior public disclosure of the meeting date, however, you may notify the Company within 10 days after the notice was mailed or publicly disclosed.

     * Your notice must contain the specific information that the Company's Bylaws require.

     Please note that these requirements relate only to matters that you wish to bring before your fellow shareholders at an Annual Meeting. They are separate from the SEC's requirements to have your proposal included in the Company's proxy statement.

     If you would like a copy of the Company's Bylaws, the Company will send you one without charge at your request.

                             BY ORDER OF
                             THE BOARD OF DIRECTORS

                                /S/ T. Brinson Brock, Sr.
                             --------------------------------------
                              T. Brinson Brock, Sr.
                              President and Chief Executive Officer


                                   PROXY


COMMUNITY NATIONAL     This Proxy is Solicited on Behalf of the
BANCORPORATION         Board of Directors.  The undersigned
                       hereby appoints T. Brinson Brock, Sr.,
561 East Washington    as Proxy with the power to appoint his
Avenue                 substitute, and hereby authorizes him to
Ashburn, Georgia       represent and to vote as designated
31714                  below all the shares of common stock of
                       Community National Bancorporation held
                       of record by the undersigned on March
                       28, 2000, at the Annual Meeting of
                       Shareholders to be held on May 10, 2000, or any adjournment thereof.

ELECTION OF DIRECTORS (The Board of Directors recommends a vote
"FOR" all nominees listed below.)

[ ] FOR all nominees listed below (except  [ ] WITHHOLD AUTHORITY  [ ] ABSTAIN
    as marked to the contrary below)           for all nominees
                                               listed below.

     Class I
     (Terms expiring 2003)
     T. Brinson Brock, Sr.
     Willis R. Collins
     Gene Stallings Crawford
     Donald M. Crews
     Benny Warren Denham

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------

     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
     [ ] YES     [ ] NO

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all listed nominees and, at the Proxy's direction, on any other matter that may properly come before the Annual Meeting.
Please sign exactly as name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                             __________________________, 2000
PLEASE MARK, SIGN, DATE AND RETURN           Date
THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.
                                             _________________________________
                                             Signature

                                             _________________________________
                                             Signature if held jointly